Exhibit 10.13

Sprott ESG Gold ETF
320 Post Road, Suite 230
Darien, CT 06820
June 9, 2022
Side Letter to the ICE Benchmark Administration Master Licence Agreement
1.
We refer to the master license agreement dated as of June 9th, 2022 between ICE Benchmark Administration Limited ("ICE") and Sprott ESG Gold ETF (the "Customer"), and any Schedules attached thereto, as amended and supplemented from time to time (the "Agreement").

2.	Terms defined in the Agreement shall have the same meaning in this letter unless otherwise expressly defined.
3.	Notwithstanding the provisions of Clause 14.2 (Entire Agreement) of the Agreement, this letter supplements, forms part of, and is subject to the terms of, the Agreement.
4.
ICE and the Customer agree that, pursuant to Schedule J: Usage Licence - LBMA Precious Metal Materials, Customer may access and use the LBMA Precious Metals Materials for the purpose of analysis as part of its internal valuation and pricing activities, and that Customer may make available to third party customers the results of such analysis, including the LBMA Precious Metals Materials that are used in generating the results of such analysis, provided always that all these conditions are satisfied:

a.	the Customer enters into and maintains a public display agreement with ICE Data LLP for the publication and display of delayed LBMA Precious Metals benchmark settings;
b.
such LBMA Precious Metals Materials (both that are used by the Customer for the purposes of the analysis and that are made available) must have been published for the first time on the previous day (London time) or earlier (i.e. LBMA Precious Metals published for the first time on the current day (London time) may not be used); or

c.
the Customer must draw the attention of each third party customer to the following limitations regarding the LBMA Precious Metals Materials made available by the Customer: (i) that these LBMA Precious Metals Materials may only be used internally by the third party customer for the purpose of reviewing the results of such analysis, and (ii) that the LBMA Precious Metals Materials must not be disclosed to anyone else; and

d.	the Customer must include the following disclaimer when making the results of such analysis available to third party customers.

THE LBMA GOLD PRICE IS ADMINISTERED AND PUBLISHED BY ICE BENCHMARK ADMINISTRATION LIMITED (IBA). LBMA GOLD PRICE IS A TRADE MARK OF PRECIOUS METALS PRICES LIMITED, AND IS LICENSED TO IBA AS ADMINISTRATOR OF THE LBMA GOLD PRICE. ICE AND ICE BENCHMARK ADMINISTRATION ARE REGISTERED TRADE MARKS OF IBA AND/OR ITS AFFILIATES. THE LBMA GOLD PRICE ARE USED BY [LICENSEE] WITH PERMISSION UNDER LICENCE BY IBA.
HISTORICAL LBMA GOLD PRICE INFORMATION MAY NOT BE INDICATIVE OF FUTURE LBMA GOLD PRICE INFORMATION OR PERFORMANCE. NONE OF IBA, INTERCONTINENTAL EXCHANGE, INC. (ICE) OR ANY THIRD PARTY THAT PROVIDES DATA USED TO ADMINISTER OR DETERMINE THE LBMA GOLD PRICE (DATA PROVDERS), OR ANY OF ITS OR THEIR AFFILIATES MAKES ANY CLAIM, PREDICTION, WARRANTY OR REPRESENTATION WHATSOEVER AS TO THE TIMELINESS, ACCURACY OR COMPLETENESS OF HISTORICAL LBMA GOLD PRICE INFORMATION, THE RESULTS TO BE OBTAINED FROM ANY USE OF HISTORICAL LBMA GOLD PRICE INFORMATION, OR THE APPROPRIATENESS OR SUITABILITY OF USING HISTORICAL LBMA GOLD PRICE INFORMATION FOR ANY PARTICULAR PURPOSE. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED TERMS, CONDITIONS AND WARRANTIES, INCLUDING, WITHOUT LIMITATION, AS TO QUALITY, MERCHANTABILITY, FITNESS FOR PURPOSE, TITLE OR NON-INFRINGEMENT, IN RELATION TO HISTORICAL LBMA GOLD PRICE INFORMATION, ARE HEREBY EXCLUDED, AND NONE OF IBA, ICE OR ANY DATA PROVIDER, OR ANY OF ITS OR THEIR AFFILIATES WILL BE LIABLE IN CONTRACT OR TORT (INCLUDING NEGLIGENCE), FOR BREACH OF STATUTORY DUTY OR NUISANCE, OR UNDER ANTITRUST LAWS, FOR MISREPRESENTATION OR OTHERWISE, IN RESPECT OF ANY INACCURACIES, ERRORS, OMISSIONS, DELAYS, FAILURES, CESSATIONS OR CHANGES (MATERIAL OR OTHERWISE) IN HISTORICAL LBMA GOLD PRICE INFORMATION, OR FOR ANY DAMAGE, EXPENSE OR OTHER LOSS (WHETHER DIRECT OR INDIRECT) YOU MAY SUFFER ARISING OUT OF OR IN CONNECTION WITH HISTORICAL LBMA GOLD PRICE INFORMATION OR ANY RELIANCE YOU MAY PLACE UPON IT.
HISTORICAL LBMA GOLD PRICE INFORMATION PROVIDED BY [LICENSEE NAME] MAY BE USED BY YOU INTERNALLY TO REVIEW THE ANALYSIS PROVIDED BY [LICENSEE NAME], BUT MAY NOT BE USED FOR ANY OTHER PURPOSE. HISTORICAL LBMA GOLD PRICE INFORMATION PROVIDED BY [LICENSEE NAME] MAY NOT BE DISCLOSED BY YOU TO ANYONE ELSE.
5.
The laws of England apply to this letter. The courts of England and Wales have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this letter or its subject matter or formation (including non-contractual disputes or claims)

Signature (Authorised signatory)	Signature

/s/ W. Whitney George	/s/ Clive de Ruig
W. Whitney George	Clive de Ruig, President

On Behalf of Sprott ESG Gold ETF	On Behalf of ICE Benchmark Administration Limited

Date: July 12, 2022	Date: July 13, 2022